Exhibit 10.26

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NALTREXONE HYDROCHLORIDE SUPPLY AGREEMENT

This Naltrexone Hydrochloride Supply Agreement (this “Agreement”) is made as of this day of January 5, 2009 (the “Effective Date”) by and among OREXIGEN THERAPEUTICS, INC. (“OREXIGEN”), a Delaware corporation located at 3344 N. Torrey Pines Court, Suite 200, La Jolla, CA 92037, and CILAG GMBH INTERNATIONAL (“CILAG”), a corporation of Switzerland located at Landis+Gyr-Strasse 1, 6300 Zug, Switzerland.

WHEREAS, CILAG is a manufacturer of Naltrexone Hydrochloride and wishes to manufacture and supply Naltrexone Hydrochloride to OREXIGEN on the terms described herein; and

WHEREAS, OREXIGEN desires a supply of commercial quantities of Naltrexone Hydrochloride on the terms described herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, CILAG and OREXIGEN (each, a “Party” and, collectively, the “Parties”) agree as follows.

1.	SCOPE OF AGREEMENT

1.1.	This Agreement shall apply to all purchases of Naltrexone Hydrochloride by OREXIGEN from CILAG during the term of this Agreement.

1.2.	This Agreement does not constitute a purchase order. Purchases under this Agreement shall be made only with purchase orders issued by OREXIGEN to CILAG (each, a “Purchase Order”). Each Purchase Order shall set forth the information required by Section 3.3 and shall be in the form attached hereto as Appendix A. Purchase Order No. 1153 between the Parties dated January 2, 2008 shall be deemed an accepted Purchase Order under and pursuant to the terms of this Agreement. All terms and conditions of the Purchase Orders shall apply, provided that in the event of a conflict or inconsistency between the terms of any Purchase Order, order acknowledgement, invoice, shipping terms, packaging slip or other documentation, and the terms of this Agreement, the terms of this Agreement shall control and prevail and such additional or inconsistent terms are hereby expressly rejected, unless such documentation specifically states that it overrides conflicting terms of this Agreement and is signed by each of the Parties.

1.3.	All Naltrexone Hydrochloride sold by CILAG to OREXIGEN will be manufactured by CILAG in accordance with the terms of this Agreement.

2.	MANUFACTURING; SPECIFICATIONS; QUALIFICATION OF SECOND SOURCE

2.1.	CILAG shall manufacture the Naltrexone Hydrochloride supplied to OREXIGEN in accordance with (a) the specifications set forth on Schedule A attached hereto, and (b) the specifications, methods, processes and procedures, including site of manufacture, set forth in CILAG’s drug master file (“DMF”) for Naltrexone Hydrochloride to be filed with the U.S. Food and Drug Administration (“FDA”) pursuant to Section 2.3 (both (a) and (b), including any modifications approved in accordance with Section 2.2 collectively, the “Specifications”). If CILAG wishes to make any change to the Specifications or manufacturing process (including, but not limited to, any change that could affect the purity, potency, identity and/or physical properties of the Naltrexone Hydrochloride or the site of its manufacture), it shall notify OREXIGEN in writing in advance thereof and comply with the requirements of Section 2.2 prior to implementing such change. Such notification shall describe the proposed change in sufficient detail, including any corresponding increase or decrease in manufacturing cost, so as to permit OREXIGEN to understand the reasons for the proposed change and to evaluate the impact of such change to oral formulations containing Naltrexone Hydrochloride (the “Finished Products”). OREXIGEN may request from time to time that CILAG implement voluntary changes to the Specifications upon written request to CILAG. CILAG shall use commercially reasonably efforts to implement such request from OREXIGEN, which if carried out shall be at OREXIGEN’s expense. In the event that a voluntary change to the Specifications is to be implemented, CILAG shall perform, at OREXIGEN’s expense, all analytical or experimental work in connection with making any such changes, but OREXIGEN shall be responsible, at its expense, for filing all changes proposed by OREXIGEN in connection with any regulatory approval, and for seeking approval of any such change required by each applicable Regulatory Agency (as defined in Section 2.2).

2.2.	Without limiting the generality of the foregoing provisions, CILAG shall not change the Specifications unless [***], each having jurisdiction over Naltrexone Hydrochloride, the Finished Products or OREXIGEN’s marketing of Finished Products (each a “Regulatory Agency”). If any change to the Specifications requires the approval of a Regulatory Agency, such change [***]. To the extent [***]. For the avoidance of doubt, CILAG shall not supply to OREXIGEN hereunder, and OREXIGEN shall have no obligation to accept, any Naltrexone Hydrochloride from CILAG manufactured in contravention of this Section 2.2.

2.3.

CILAG will take commercially reasonable steps necessary to enable OREXIGEN to secure from the relevant Regulatory Agencies approval of CILAG and any applicable Second-Source Supplier (as defined in Section 2.5) as a source of supply of Naltrexone Hydrochloride for OREXIGEN’s Finished Products to be marketed anywhere in the world. Without limiting the generality of the foregoing, CILAG will supply to OREXIGEN sufficient quantities of Naltrexone Hydrochloride to enable OREXIGEN to support the filing of one or more New Drug Applications (the “NDA”) (or Abbreviated New Drug Application (“ANDA”), if applicable), together with all amendments and supplements thereto, referencing CILAG or any applicable Second-Source Supplier as its supplier of Naltrexone Hydrochloride for its initial Finished Product candidate. CILAG will be responsible for procuring and maintaining all regulatory filings and any other compliance efforts, including without limitation,

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the DMF, related to Naltrexone Hydrochloride that are required in order to obtain approval from the FDA of OREXIGEN’s NDAs (or ANDAs, if applicable) referencing Naltrexone Hydrochloride and equivalent approvals from Regulatory Agencies in other jurisdictions, at no additional cost to OREXIGEN. CILAG shall file the DMF with the FDA and shall provide the DMF’s reference number in writing to OREXIGEN at least [***] ([***] days prior to Orexigen’s filing of an NDA (or ANDA, if applicable). OREXIGEN shall have the right to reference the DMF in its NDAs (or ANDAs, if applicable) and equivalent approvals from Regulatory Agencies in jurisdictions outside the United States, and the right to access the open part of the DMF. [***].

2.4.	CILAG shall test, or have tested, each lot of Naltrexone Hydrochloride shipped to OREXIGEN using the analytical testing methodologies which are set forth in the Specifications in order to assure the conformity of each lot of Naltrexone Hydrochloride supplied hereunder to the Specifications and all Applicable Laws (as defined in Section 8.1.1). With each shipment of Naltrexone Hydrochloride, CILAG shall deliver to OREXIGEN certificates of analysis from CILAG (a) stating that the Naltrexone Hydrochloride being shipped has been tested and does conform to the Specifications, (b) setting forth in detail the testing methodology employed by CILAG in making the foregoing determination and the results generated by such tests, and (c) confirming compliance with the current good manufacturing practices (“cGMP”) required by the FDA, and other relevant Regulatory Agencies in those jurisdictions of which OREXIGEN has given CILAG notice, with respect to the manufacture and testing of Naltrexone Hydrochloride for use as an active pharmaceutical ingredient in the Finished Products and subsequent sale in such jurisdictions.

2.5.	CILAG shall have the option, at its sole cost and expense and subject to the terms and conditions of this Agreement, to qualify one second-source supplier for Naltrexone Hydrochloride (“Second-Source Suppler”). CILAG shall provide at least [***] ([***]) months prior written notice of its intent to so qualify a Second-Source Supplier. CILAG shall not implement the use of such Second-Source Supplier until (i) OREXIGEN has approved such Second-Source Supplier, which approval shall not be unreasonably withheld, including the conduct by OREXIGEN of an audit of the Second-Source Supplier, and (ii) OREXIGEN has received the requisite approvals from all applicable Regulatory Agencies to use such Second-Source Supplier.

3.	FORECASTS; FIRM COMMITMENT; PURCHASE ORDERS

3.1.

In order to assist CILAG in planning the production runs for Naltrexone Hydrochloride, beginning at least [***] ([***]) year prior to OREXIGEN’s anticipated Commercial Launch (as defined in Section 3.2), OREXIGEN shall use its commercially reasonable efforts to provide to CILAG, prior to the beginning of each calendar quarter, a twelve (12) month rolling forecast of the quantities of Naltrexone Hydrochloride required by OREXIGEN, by month, for the following twelve (12) month period (the “Rolling Forecast”). OREXIGEN may, at its discretion, update such Rolling Forecast more frequently. The first [***] ([***]) months of each Rolling Forecast shall constitute a binding order on CILAG and OREXIGEN for the quantities of

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Naltrexone Hydrochloride specified therein (“Firm Commitment”), and the following [***] ([***]) months of the Rolling Forecast shall be non-binding estimates and shall be used by CILAG for planning purposes only. CILAG shall be obligated to supply no less than [***] percent ([***]%) of the quantity of Naltrexone Hydrochloride ordered by OREXIGEN pursuant to any Purchase Order which complies with Section 3.3. Further, CILAG agrees to use commercially reasonable efforts to deliver any quantities of Naltrexone Hydrochloride ordered by OREXIGEN which exceed OREXIGEN’s Rolling Forecast by not more than [***] percent ([***]%) or for which a delivery date of less than [***] ([***]) days from the date of such Purchase Order is requested by OREXIGEN.

3.2.	After the Finished Products have received approval for marketing from a Regulatory Agency and have been made generally commercially available (hereinafter “Commercial Launch”), CILAG shall, within [***] ([***]) business days after OREXIGEN has provided its quarterly forecast, notify OREXIGEN in writing of any prospective problems CILAG might have with respect to supplying OREXIGEN’s forecasted order quantities. Upon receipt of such notice, the Parties shall promptly discuss the inability to supply the amounts forecasted by OREXIGEN and work in good faith to agree upon revised forecast amounts. Failing agreement, OREXIGEN’s last submitted forecast shall be deemed to be the new quarterly forecast. The foregoing notice and discussion requirements of this Section 3.2 shall not operate to relieve CILAG of its obligations pursuant to any Firm Commitment Purchase Order (as defined in Section 3.3), or affect OREXIGEN’s right to pursue any remedies that may be available to it.

3.3.	Prior to the beginning of each calendar quarter, OREXIGEN shall submit a binding, non-cancelable Purchase Order for the most recent Firm Commitment portion of the Rolling Forecast for such calendar quarter (“Firm Commitment Purchase Order”). Each Purchase Order shall specify the quantity of Naltrexone Hydrochloride ordered, the total Price (as defined in Section 5.2) for such quantities of Naltrexone Hydrochloride calculated in accordance with Section 5 hereof, and the required delivery date and destination, consistent with the terms of this Agreement. OREXIGEN shall submit each Purchase Order to CILAG at least [***] ([***]) days in advance of the delivery date requested in the Purchase Order. Within [***] ([***]) business days after the date that a Purchase Order is submitted, CILAG shall acknowledge receipt of OREXIGEN’s Purchase Order and confirm that the amounts of Naltrexone Hydrochloride ordered in the Purchase Order will be timely supplied. For the avoidance of doubt, CILAG shall be obligated to accept any such Purchase Order which complies with this Section 3.3. Notwithstanding the foregoing, any failure by CILAG to respond to a Purchase Order within such [***] ([***]) day period shall be deemed acceptance of such Purchase Order.

3.4.

CILAG agrees to retain at least a rolling [***] ([***]) month safety stock of Naltrexone Hydrochloride or intermediates to be used for sale by OREXIGEN based on the average monthly quantities in the Rolling Forecast. CILAG will promptly notify OREXIGEN if CILAG’s manufacturing capacity will be insufficient to fill a Purchase Order submitted by OREXIGEN, and CILAG agrees that OREXIGEN shall receive [***] of CILAG based upon OREXIGEN’s Rolling Forecast for Naltrexone Hydrochloride for the applicable quarter. Such notice will include the expected duration of the shortage and its impact on the

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supply of Naltrexone Hydrochloride to OREXIGEN. Such notification shall not operate to relieve CILAG of its obligations to deliver the ordered amounts of Naltrexone Hydrochloride or affect OREXIGEN’s right to pursue any remedies that may be available to it. CILAG will use its best efforts to mitigate the impact on OREXIGEN of shortages or other constrained capacity. The obligations of CILAG to maintain the safety stock specified herein shall commence as of the Commercial Launch.

3.5.	During any period during this Agreement in which CILAG, for any reason, including, without limitation, a force majeure as provided in Section 13.1, fails to deliver the requisite quantities of Naltrexone Hydrochloride included within any Firm Commitment Purchase Order, within [***] ([***]) days after the date of delivery confirmed in writing by CILAG or if CILAG otherwise anticipates or notifies OREXIGEN that it will be unable to make delivery of all or a portion of the ordered Naltrexone Hydrochloride within [***] ([***]) days after the confirmed date of delivery, then OREXIGEN may refuse such late shipment of Naltrexone Hydrochloride from CILAG and purchase such quantities under such Firm Commitment Purchase Order through a substitute third party supplier. The quantity of Naltrexone Hydrochloride purchased from the substitute supplier due to CILAG’s failure to supply shall be treated as if it were purchased from CILAG for purposes of determining the [***] in the table of Schedule B for subsequent purchase of Naltrexone Hydrochloride. In the event CILAG regains its ability to resume supplying hereunder, OREXIGEN’s right to purchase Naltrexone Hydrochloride from the substitute supplier shall terminate immediately upon the delivery by CILAG to OREXIGEN of written notice thereof except in respect of orders already placed or obligated to be placed by OREXIGEN from the substitute supplier. Notwithstanding CILAG’s reinstatement, if CILAG fails to timely meet its continuing manufacturing and supply obligations to OREXIGEN (consistent with all representations, warranties and covenants herein) on more than [***] occasions during [***], then in addition to any termination rights hereunder, the Exclusivity Obligation (as defined in Section 5.1) shall be of no further force and effect with respect to OREXIGEN for [***] and [***], provided, however, CILAG shall still be obligated to perform all of its obligations under this Agreement.

4.	DELIVERY

4.1.	Each Purchase Order shall specify the quantity of Naltrexone Hydrochloride ordered and the required delivery date and destination, consistent with the terms of this Agreement. Deliveries must be made on normal business days of the designated facility unless otherwise coordinated.

4.2.	Subject to any written agreement between OREXIGEN and CILAG to the contrary, CILAG shall make all necessary shipping arrangements to OREXIGEN’s designated facility. Freight terms shall be as set forth in Schedule C. Title of the Naltrexone Hydrochloride shall pass from CILAG to OREXIGEN upon receipt by OREXIGEN or its designated agents of such product at the location specified in the Purchase Order.

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4.3.	CILAG shall deliver the complete order amounts on the delivery date specified in the Purchase Order. CILAG shall be responsible for coordinating the import/export of the Naltrexone Hydrochloride to the United States and to OREXIGEN’s designated manufacturing facilities in a timely manner and in compliance with the Specifications and all Applicable Laws. CILAG shall notify OREXIGEN of the expected delivery date of the order to enable receipt to be coordinated.

4.4.	Subject to clearance by customs and, if required, the FDA or other Regulatory Agency, the Naltrexone Hydrochloride shall be delivered to OREXIGEN’s designated facility in CILAG’s normal packaging and documentation for Naltrexone Hydrochloride, including, without limitation, any such procedures as reflected in CILAG’s DMF, provided that such packaging and documentation shall meet the customs and regulatory requirements within the United States and/or Canada, as applicable, to the location of OREXIGEN’s designated facility for delivery. Each shipment shall include certificates of analysis, which include, without limitation, a statement of compliance with cGMP, and such other documentation and information as may be necessary or desirable for complying with import, export and customs laws, regulations and requirements as applicable.

5.	EXCLUSIVITY; PRICE; PAYMENT

5.1.

From a period beginning on the first December 31st following marketing approval by the FDA for a Finished Product (the “Qualification Date”) and continuing though the term of this Agreement, OREXIGEN agrees to purchase from CILAG [***] percent ([***]%) of its requirements for Naltrexone Hydrochloride intended for commercial sale in Finished Products (the “Exclusivity Obligation”), provided that the Exclusivity Obligation shall not be binding on OREXIGEN (a) in the event of breach by CILAG of any of the terms set forth herein which breach is not cured within the period set forth in Section 11.2 or (b) under the circumstances set forth in Section 3.5. [***].

5.2.	The price for the Naltrexone Hydrochloride to be purchased by OREXIGEN hereunder is set forth in Schedule B, as adjusted in accordance with this Section 5 (the “Price”).

5.3.

The Price shall remain fixed for the first [***] ([***]) months of the Agreement, and thereafter shall be adjusted in accordance with this Section 5.3 on [***] to take effect for orders to be delivered after such applicable [***] date. The Price shall be adjusted based on any increase or decrease in the [***] over the previous [***] (the “[***] Price Adjustment”), provided that any such increase or decrease is supported by documentation reasonably satisfactory to the other Party evidencing such [***] Price Adjustment; and provided further that the [***] Price Adjustment shall not exceed [***] percent ([***]%) of the average price per kilogram paid by OREXIGEN for purchases made in the previous [***]. The Price shall also be adjusted [***] based on the percent increase or decrease in the [***] measured over the previous [***] (the “[***] Adjustment”), provided that any such increase or decrease is supported by documentation reasonably satisfactory to the other Party evidencing such [***] Adjustment. CILAG and OREXIGEN, as applicable, shall be entitled to adjust the Price at any time during the term of this Agreement (to take effect for Purchase Orders accepted after the date of such adjustment) by

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giving [***] ([***]) days prior written notice to the other Party solely to take into account any documented and verifiable increases or decreases in the [***] resulting from (i) [***] (“[***] Price Change”), or (ii) changes in [***] or [***] (other than as a result of [***] or any changes to [***] (“[***] Price Change”). In the event of (i) a [***] Price Change, CILAG and OREXIGEN shall negotiate in good faith to adjust the Price based on the changes to the [***], and (ii) a [***] Price Change, the Price shall be increased by an amount equal to [***] percent ([***]%) of [***] Price Change, provided that in either case, if the applicable change results in an increase in the Price payable by OREXIGEN and OREXIGEN disagrees with CILAG that the [***] changes are necessary [***], then OREXIGEN shall, within [***] ([***]) days of receipt of such notice from CILAG, notify CILAG in writing of OREXIGEN’s disagreement and the rationale for such disagreement. The Parties shall thereafter attempt in good faith to agree upon whether such change is necessary and who shall bear the costs due to such change by negotiation and consultation between appropriate representatives of each of the Parties. In the event said representatives are unable to reach a consensus within [***] ([***]) days, such dispute shall be resolved in accordance with Section 13.3.

5.4.	If at any time during the term, [***].

5.5.	If at any time on or after the [***].

[***].

5.6.	CILAG agrees to keep full, clear and accurate books and records with respect to costs of commercial manufacture of Naltrexone Hydrochloride for a minimum period of [***] ([***]) years after the calendar year in which they are prepared, or for such longer period as may be required by Applicable Law. OREXIGEN shall have the right to have a third party independent external auditor conduct an audit of CILAG’s books and records for the purpose of verifying any Price adjustments made pursuant to this Section 5.3, 5.4 or 5.5 If so requested by OREXIGEN, such independent external auditor shall provide written confirmation of the accuracy of any Price adjustments in Sections 5.3, 5.4 or 5.5 prior to the implementation of such Price adjustments. If the independent external auditor is unable to confirm such Price adjustments, the Price [***]. The final report of the independent external auditor shall be shared with both of the Parties. Any amounts that are determined to be due and owing by one Party to the other Party following such audit shall be paid within [***] ([***]) days thereafter. OREXIGEN shall bear the cost of such audit The Parties shall cooperate with one another in good faith to resolve any disputes concerning the auditor’s conclusions in accordance with Section 13.3.

5.7.	CILAG shall issue its invoice to OREXIGEN at the time of shipment. Each invoice shall set forth the applicable Price for the shipment properly determined in accordance with the provisions of this Agreement. Payment of the invoice by OREXIGEN shall be within [***] ([***]) days following receipt of such invoice. Payment shall be subject to the inspection and acceptance procedures set forth in Section 6. OREXIGEN may withhold a portion of any invoice that it disputes in good faith pending resolution of such dispute. All invoices and payments shall be in U.S. Dollars.

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6.	INSPECTION OF SHIPMENTS

6.1.	OREXIGEN shall visually inspect or have visually inspected the Naltrexone Hydrochloride delivered hereunder for obvious damage, failure to meet Specifications and/or shortage (collectively, “Obvious Damage”) after receipt thereof and shall provide CILAG with written notice of any such Obvious Damage within [***] ([***]) days after receipt. OREXIGEN shall be deemed to have accepted any shipment of Naltrexone Hydrochloride, but only with respect to Obvious Damage, unless CILAG receives the written notice required within the [***] ([***])-day time period specified above. At its discretion, OREXIGEN may also test, or have tested, any lot of Naltrexone Hydrochloride supplied to OREXIGEN.

6.2.	At any time within [***] ([***]) months after receipt of any lot of Naltrexone Hydrochloride but promptly after discovery, OREXIGEN may provide CILAG with written notice of any non-obvious damage, including adulteration of the Naltrexone Hydrochloride, failure to meet Specifications, or other latent damage or defect (collectively, “Non-Obvious Damage”). Obvious Damage and Non-Obvious Damage shall hereinafter be collectively referred to as “Damage.” OREXIGEN may reject any portion of any shipment of Naltrexone Hydrochloride which contains any Damage by providing written notice to CILAG of its rejection. OREXIGEN agrees to provide CILAG’s Quality Control Department with documentation of Damage to confirm the existence thereof in connection with any notice of rejection

6.3.	If CILAG and OREXIGEN disagree as to the existence of Damage, then they will diligently and in good faith repeat the analyses of samples from the shipment in question and implement suitable controls to determine the source of the discrepancy in results and the cause of any detected Damage, applying all objective and sound principles of scientific investigation. If after such repeated analyses CILAG and OREXIGEN continue to disagree, they will then submit representative samples of the shipment to a mutually acceptable independent testing lab and the results of said lab shall be binding on CILAG and OREXIGEN. The costs associated with such submission shall be borne by the Party against which the lab decided.

6.4.

Provided OREXIGEN provides notice of the damage claimed within [***] ([***]) days of receipt of the allegedly Damaged Naltrexone Hydrochloride, in the case of Obvious Damage, and within [***] ([***]) months of receipt of the allegedly Damaged Naltrexone Hydrochloride in the case of Non-Obvious Damage, whether or not CILAG accepts OREXIGEN’s basis for rejection, CILAG shall promptly, on receipt of a notice of rejection and its prompt verification of the Damage and/or shortage, at OREXIGEN’s request and at no additional cost to OREXIGEN (including, without limitation, the cost of transportation, export or import duties, if any, taxes, insurance and handling costs), deliver to OREXIGEN quantities of replacement Naltrexone Hydrochloride equal to the rejected or short quantities as soon as reasonably practicable thereafter, and in no event more than [***] ([***]) days after such notice is given and OREXIGEN shall have no obligation to pay for

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such Naltrexone Hydrochloride until such time as conforming replacement Naltrexone Hydrochloride has been received. CILAG will use expedited means of transport, if so requested by OREXIGEN at OREXIGEN’s expense unless such Naltrexone Hydrochloride being replaced is determined to have been Damaged.

6.5.	Notwithstanding any other provisions of this Agreement, OREXIGEN agrees, if so requested by CILAG, to return to CILAG, at CILAG’s expense, any Naltrexone Hydrochloride that is deemed to be Damaged pursuant to this Section 6, or otherwise to dispose of such Naltrexone Hydrochloride as CILAG may request.

7.	CONFIDENTIALITY

7.1.	During the term of this Agreement, the Parties may disclose certain confidential and proprietary information and data to each other relating to their respective products, including active pharmaceutical ingredients and Finished Products (“Products”) and businesses, including, but not limited to financial and other business information, Product samples, formulas, manufacturing processes, specifications, drawings, schematics and other technical, customer and Product development plans, forecasts, strategies and other data. Except as otherwise specifically provided herein, all information disclosed by one Party (in such capacity, the “Disclosing Party”) to the other Party (in such capacity, the “Receiving Party”) relating to the Disclosing Party’s Products and/or its business operations and the results, reports, etc., of testing and evaluation of any such information shall constitute “Proprietary Information.”

7.2.	Proprietary Information disclosed by a Disclosing Party to a Receiving Party hereunder shall be used by the Receiving Party solely in connection with exercising its rights or performing its obligations under this Agreement.

7.3.	In consideration of the Disclosing Party’s disclosure and supply of Proprietary Information, each Party, as a potential Receiving Party, agrees that, for the term of the Agreement and for a period of [***] ([***]) years thereafter, it shall use the Disclosing Party’s Proprietary Information exclusively to conduct the activities contemplated under this Agreement. Each Party further agrees, as a potential Receiving Party, for the term of the Agreement and for a period of [***] ([***]) years thereafter, it shall not disclose, without the express written consent of the Disclosing Party, any Proprietary Information, including this Agreement or the interest of the Disclosing Party in exploring the possibility of entering into a business relationship with the Receiving Party, to any person other than to those employees, consultants or agents of the Receiving Party (“Representatives”) who will be directly involved in fulfilling the Receiving Party’s obligations under this Agreement, provided that such Representatives have assumed like obligations of confidentiality in writing to the Disclosing Party. Notwithstanding the foregoing, (a) OREXIGEN may disclose the existence and terms of this Agreement to bona fide potential investors, acquirers, corporate partners and financial advisors and (b) CILAG may disclose the existence (but not the terms of) this Agreement to bona fide potential investors and financial advisors.

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7.4.	Each Party, as a potential Receiving Party, agrees to advise those of its Representatives who receive Proprietary Information (and such other persons who may receive Proprietary Information as permitted by 7.3(a) or 7.3(b) above) that such information (a) is proprietary and confidential to the Disclosing Party and (b) shall not be disclosed to anyone except as authorized herein. Each Party further agrees to take such reasonable precautions as it normally takes with its own confidential and proprietary information to prevent unauthorized disclosure or use of such Proprietary Information.

7.5.	In the event that the Receiving Party is required by any government regulation, law, court order or rule or otherwise becomes legally compelled to disclose any Proprietary Information, it will provide the Disclosing Party with prompt advance notice in writing so that the Disclosing Party may, at its discretion, reasonably intervene prior to disclosure. The Receiving Party will exercise its commercially reasonable efforts to obtain reliable assurance that confidential treatment will be accorded to such Proprietary Information.

7.6.	Notwithstanding any of the foregoing, the term “Proprietary Information” and the obligation of confidentiality associated therewith shall not apply to the following information: (a) information which, at the time of the Disclosing Party’s disclosure to the Receiving Party, is publicly known; (b) information which, after the Disclosing Party’s disclosure to the Receiving Party, becomes publicly known, except where such knowledge is the result of the Receiving Party’s breach of this Agreement or otherwise is the result of any unauthorized disclosure by any of its employees or Representatives; (c) information which, prior to the Disclosing Party’s disclosure to the Receiving Party, was already in the Receiving Party’s possession, as evidenced by its prior written records; or (d) information which, subsequent to the Disclosing Party’s disclosure to the Receiving Party, is obtained by the Receiving Party from a third Party which is lawfully in possession of such information and not subject to a contractual or fiduciary relationship to the Disclosing Party with respect thereto.

7.7.	Upon the termination of this Agreement, the Receiving Party shall, if so requested by the Disclosing Party, promptly return to the Disclosing Party the originals and all copies of any Proprietary Information then in the Receiving Party’s possession. Notwithstanding the foregoing, Receiving Party may retain one copy of such Proprietary Information for archival purposes.

8.	QUALITY OF NALTREXONE HYDROCHLORIDE; REGULATORY MATTERS; REPRESENTATIONS AND WARRANTIES

8.1.	CILAG hereby represents, warrants and covenants as follows:

8.1.1.

At all times during the term of this Agreement, CILAG’s facilities shall remain in compliance with, and the Naltrexone Hydrochloride shall be manufactured and delivered in compliance with, all applicable laws, regulations and standards, including but not limited to, the provisions of the Federal Food, Drug, and Cosmetic Act, as amended from time to time (the “Act”); the FDA’s cGMP, including the FDA’s Guidance for Industry, Manufacturing, Processing or Holding Active Pharmaceutical Ingredients, March 1998, and any updates thereto; the FDA’s regulations for drug establishment registration; the Specifications; the other rules and regulations promulgated under the Act relating to the manufacture of pharmaceutical products; and equivalent laws, regulations and standards promulgated by Regulatory Agencies in all jurisdictions for which OREXIGEN has given notice to CILAG (collectively, the “Applicable Laws”).

8.1.2.	No Naltrexone Hydrochloride constituting or being a part of any shipment to OREXIGEN shall at the time of any such shipment be adulterated within the meaning of the Act, or the rules and regulations promulgated thereunder, as such law, rule or regulation is constituted and in effect at the time of any such shipment.

8.1.3.	All Naltrexone Hydrochloride supplied to OREXIGEN hereunder (i) shall comply with the Specifications; (ii) shall have been manufactured, stored and shipped in accordance with the Specifications, applicable approvals from Regulatory Agencies and all Applicable Laws, (iii) may be introduced into public commerce consistent with the intended use for Naltrexone Hydrochloride pursuant to Applicable Laws, and (iv) will have expiration dating of not less than two thirds of the applicable expiration dating from the date of delivery in accordance with this Agreement.

8.1.4.	All necessary licenses, permits or approvals required by Applicable Laws in connection with the manufacture, storage, and shipment of Naltrexone Hydrochloride hereunder, including without limitation permits related to manufacturing facilities shall be obtained and maintained.

8.1.5.	CILAG will (i) respond fully and accurately to all inquiries directed to it by the FDA or any other Regulatory Agency that may impact the quality or timely delivery of Naltrexone Hydrochloride and promptly notify OREXIGEN of same, (ii) assist OREXIGEN in responding to inquiries directed to OREXIGEN by the FDA or other Regulatory Agencies, and (iii) provide the FDA or other Regulatory Agencies with such information and data as is requested by the FDA or other Regulatory Agencies with respect to the manufacture, use, route of synthesis and testing of the Naltrexone Hydrochloride.

8.1.6.	CILAG’s manufacturing facilities are, and shall at all times during the term of this Agreement be, in compliance with the FDA’s cGMP.

8.1.7.	CILAG has disclosed to OREXIGEN an accurate summary of all warning letters or similar notices relating to its manufacturing facilities or import alerts (including FDA Form 483’s), if any, for products manufactured in its facilities issued during the last five (5) years and will during the term disclose in timely fashion an accurate summary of such letters, alerts and notices,

8.1.8.	CILAG has, and shall maintain, sufficient facilities, personnel and resources to meet its obligations to supply Naltrexone Hydrochloride under this Agreement.

8.1.9.	CILAG is not aware of any claim by a third party that the Naltrexone Hydrochloride supplied hereunder or its process for manufacturing the Naltrexone Hydrochloride supplied hereunder would, if carried out in the United States or in any other country where generic Naltrexone Hydrochloride is manufactured or sold, infringe, misappropriate or violate any patent, trade secret or other intellectual property right in effect in such countries.

8.1.10.	To CILAG’s knowledge ([***]), the Naltrexone Hydrochloride supplied to OREXIGEN under this Agreement and CILAG’s process for manufacturing the Naltrexone Hydrochloride supplied hereunder will not infringe, misappropriate or violate any patent, trade secret or other intellectual property right in effect during the term of this Agreement in the United States.

8.1.11.	There are no pending or threatened claims against CILAG asserting that any of the activities of CILAG relating to the manufacture, import, use and sale of Naltrexone Hydrochloride in the United States or the conduct of the activities contemplated herein by OREXIGEN, infringe, misappropriate or violate the rights of any third party.

8.2.	OREXIGEN hereby represents, warrants and covenants that, to OREXIGEN’s knowledge (after reasonable inquiry and investigation), the Finished Product will not infringe, misappropriate or violate any third party patent, trade secret or other intellectual property right in effect during the term of this Agreement in the United States (provided, that OREXIGEN’s representation does not extend to any infringement, misappropriation or violation that arises out of or relates to the Naltrexone Hydrochloride or the process for manufacturing the Naltrexone Hydrochloride).

8.3.	Each Party represents and warrants that all corporate action on its part and on the part of each of its officers and directors necessary for the authorization, execution and delivery of this Agreement has been taken, it has the full right and authority to enter into this Agreement and perform its obligations hereunder and that it is not aware of any obligations owed to third parties that would conflict with its ability to perform its obligations hereunder.

8.4.	If requested in writing by OREXIGEN, CILAG shall permit OREXIGEN or its authorized representatives to inspect CILAG’s facilities and records and be given access to CILAG’s personnel (at reasonable times, upon reasonable advance notice and in the company of a CILAG representative during normal business hours), to the extent OREXIGEN deems reasonably necessary to enable OREXIGEN to verify compliance by CILAG with its obligations under this Agreement and to verify compliance with any Applicable Laws.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

8.5.	CILAG shall provide upon request by OREXIGEN confirmation that it has timely filed with the FDA and all other relevant Regulatory Agencies, any required DMF-related filings.

8.6.	OREXIGEN shall provide CILAG copies of product complaints, or notices or inquiries from the FDA or other Regulatory Agencies, which raise issues with respect to the manufacture or product quality of the Naltrexone Hydrochloride provided by CILAG to OREXIGEN. CILAG shall fully and appropriately investigate such matters and provide OREXIGEN with a report of its investigation. In the event that CILAG receives any complaint, claims or adverse reaction reports regarding Naltrexone Hydrochloride, including notices from the FDA regarding any alleged regulatory noncompliance of Naltrexone Hydrochloride, CILAG shall promptly and not more than [***] ([***]) business days after receipt, provide to OREXIGEN all information contained in the complaint, report or notice and such additional information regarding Naltrexone Hydrochloride as OREXIGEN may reasonably request. CILAG shall comply, at a minimum, with FDA requirements for complaint handling with respect to such complaints, claims or adverse reaction reports.

8.7.	OREXIGEN and CILAG each further represents and warrants, for itself, that it shall comply with all Applicable Laws in the performance of its obligations hereunder.

8.8.	CILAG shall promptly notify OREXIGEN of any problems or unusual production situations which have, or are reasonably likely to have, an adverse effect on CILAG’s ability to perform its obligations hereunder or to deliver the Naltrexone Hydrochloride to OREXIGEN in a timely manner. CILAG will make its facilities available for inspection by representatives of any Regulatory Agency in compliance with all Applicable Laws. In addition, CILAG shall notify and, if applicable, provide copies of any notices or communications to, OREXIGEN of any FDA or other Regulatory Agency inspection, investigation or other inquiry or communication relating to the manufacture of the Naltrexone Hydrochloride promptly and not more than [***] ([***]) business days after CILAG becomes aware of such inspection, investigation or other inquiry or communication. To the extent such inspection, investigation or other inquiry concerns Naltrexone Hydrochloride, CILAG shall promptly thereafter provide to OREXIGEN a written summary of all findings and corrective actions taken or planned by CILAG, including any written responses from CILAG to the FDA or other Regulatory Agency. CILAG shall also discuss with OREXIGEN any response to observations and notifications received in connection with any inspection, investigation, communication or other inquiry concerning Naltrexone Hydrochloride and will give OREXIGEN an opportunity to comment upon any proposed response before it is made. Any notices under this Section 8.8 shall not operate to relieve CILAG of its obligations to deliver the ordered amounts of Naltrexone Hydrochloride or affect OREXIGEN’s right to pursue any remedies that might be available to it.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

8.9.	CILAG covenants that it will not in the performance of its obligations under this Agreement use the services of any person debarred or suspended under 21 U.S.C. §35(a) or (b). CILAG represents that it does not currently have, and covenants that it will not hire, as an officer or an employee, any person who has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the Act.

8.10.	CILAG shall maintain commercial general liability insurance and product liability insurance with a minimum limit per occurrence or accident of $[***] and an annual aggregate limit of $[***] for the term of this Agreement and for [***] ([***]) years thereafter. Upon request, CILAG will provide to OREXIGEN copies of insurance certificates reflecting the above.

8.11.	CILAG shall immediately notify OREXIGEN of any information of the following kind about Naltrexone Hydrochloride provided to OREXIGEN:

8.11.1.	information indicating that shipped product has not been manufactured or supplied in accordance with the Specifications, cGMP, this Agreement or in compliance with Applicable Laws; and

8.11.2.	information concerning any bacteriological contamination, or any significant chemical, physical or other changes or deterioration in the shipped Naltrexone Hydrochloride, or the failure of one or more shipped lots of Naltrexone Hydrochloride to meet Specifications, including stability parameters.

8.12.	Without limiting the foregoing, the Parties shall enter into a Quality Agreement within six (6) months of the date of the execution of this Agreement (the “Quality Agreement”). In the event there is any conflict in the terms and provisions of this Agreement and the Quality Agreement, the terms and provisions of this Agreement shall control and prevail.

8.13.	EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NO PARTY MAKES ANY WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.	INDEMNIFICATION

9.1.	OREXIGEN hereby agrees to and shall defend, indemnify, and hold harmless CILAG, its affiliates and each of their respective employees, officers, directors and agents (the “Supplier Indemnitees”), from, against, and in respect of, any and all losses, judgments, damages, liabilities, suits, actions, expenses (including reasonable attorney’s fees), and proceedings arising from any claims of any third party to the extent resulting from:

9.1.1.	any misrepresentation, breach of warranty, or the non-fulfillment of any obligation, covenant, or duty on the part of OREXIGEN under this Agreement;

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

9.1.2.	any claim, complaint, suit, proceeding or cause of action against any of the Supplier Indemnitees alleging physical injury or death, brought by or on behalf of an injured party, or loss of service or consortium or a similar such claim, complaint, suit, proceeding or cause of action brought by a spouse, relative or companion of an injured party due to such physical injury or death, and in each case arising out of the Finished Products;

9.1.3.	any negligence or willful misconduct of OREXIGEN, its employees, officers and directors in performing this Agreement; and

9.1.4.	any claim of patent infringement relating to a Finished Product or the process for manufacturing a Finished Product (excluding any claim of patent infringement arising out of or relating to the Naltrexone Hydrochloride or the process for manufacturing the Naltrexone Hydrochloride), which claim, if true, would be in contravention of the representations, warranties and covenants of OREXIGEN hereunder;

except to the extent resulting from (i) any misrepresentation, breach of warranty, or the non-fulfillment of any obligation, covenant, or duty on the part of CILAG under this Agreement, (ii) any negligence or willful misconduct of the Supplier Indemnitees in performing this Agreement, or (iii) any claim subject to CILAG’s indemnification obligations under Section 9.2.

9.2.	CILAG hereby agrees to and shall defend, indemnify, and hold harmless OREXIGEN, its affiliates and each of their respective employees, officers, directors and agents (the “OREXIGEN Indemnitees”), from, against, and in respect of, any and all losses, judgments, damages, liabilities, suits, actions, expenses (including reasonable attorney’s fees), and proceedings arising from any claims of any third party to the extent resulting from:

9.2.1.	any misrepresentation, breach of warranty, or the nonfulfillment of any obligation, covenant, or duty on the part of CILAG under this Agreement;

9.2.2.	any claim, complaint, suit proceeding or cause of action against any of the OREXIGEN Indemnitees alleging physical injury or death, brought by or on behalf of an injured party, or loss of service or consortium or a similar such claim, complaint, suit, proceeding or cause of action brought by a spouse, relative or companion of an injured party due to such physical injury or death, and in each case arising because Naltrexone Hydrochloride supplied by CILAG to OREXIGEN did not meet the warranties in Section 8.1.

9.2.3.	any negligence or willful misconduct of CILAG or its employees, officers or directors in performing this Agreement; and

9.2.4.	any claim of patent infringement relating to the Naltrexone Hydrochloride supplied to OREXIGEN or the process for manufacturing the Naltrexone Hydrochloride supplied to OREXIGEN which claim, if true, would be in contravention of the representations, warranties and covenants of CILAG hereunder;

except to the extent resulting from (i) any misrepresentation, breach of warranty, or the non-fulfillment of any obligation, covenant, or duty on the part of OREXIGEN under this Agreement, (ii) any negligence or willful misconduct of the OREXIGEN Indemnitees in performing this Agreement, or (iii) any claim subject to OREXIGEN’s indemnification obligations under Section 9.1.

9.3.

The foregoing indemnification obligations are subject to the following: (a) the indemnifying Party must be notified by or on behalf of the indemnified Party in writing promptly after a claim is made, a suit is filed or an action or investigation is initiated (each, a “Proceeding”) against the indemnified Party, unless such delay does not materially prejudice the indemnifying Party; (b) subject to the provisions set forth below in this Section 9.3, the indemnifying Party shall be permitted to defend, control, conduct and prosecute, in the indemnifying Party’s sole discretion and by counsel of the indemnifying Party’s choosing, the defense of such Proceeding brought against the indemnified Party; (c) the indemnifying Party shall have the right in its sole discretion to settle, compromise or otherwise terminate the Proceeding solely upon the payment of money; provided, that, there is no finding or admission of any violation by any indemnified Party of (i) any law, rule or regulation or (ii) the rights of any person; and provided, further, that, no such settlement shall prohibit any indemnified Party from importing the Naltrexone Hydrochloride into the United States or making, using or selling products in the United States made from such Naltrexone Hydrochloride; (d) the indemnified Party shall refrain from settling (or endeavoring to settle, or entering into settlement negotiations with respect to) any such Proceeding without the indemnifying Party’s prior written consent; (e) except as may otherwise be required by law, the indemnified Party shall not compromise the position of the indemnifying Party by admission, statements, disclosure or conduct (collectively, “Disclosure”) in a way that could prejudice the defense, control, conduct or prosecution of said cause of action (it being understood that no indemnified Party shall be deemed to have violated this provision so long as such Party has acted in good faith to fulfill its obligations under this provision); and (f) the indemnified Party shall cooperate with the indemnifying Party in the defense, conduct, prosecution or termination of the Proceeding, including the furnishing of information and the assistance from employees of the indemnified Party at the indemnifying Party’s reasonable request and expense. With respect to clause (e) above, the indemnified Party will provide the indemnifying Party with prompt written notice in advance of any such Disclosure being made to permit the indemnifying Party to seek an appropriate protective order, restriction on response or withdrawal of the request for Disclosure. If, however, any such request for relief by the indemnifying Party is denied or is otherwise unavailable, the relevant indemnified Party may make the Disclosure without any liability to the indemnifying Party. The indemnified Party may, at its option and expense, participate in the indemnifying Party’s defense with counsel of its own choosing, and if the indemnified Party so participates, the Parties shall cooperate with one another in such defense in a commercially reasonable fashion. Notwithstanding any provision in this Agreement to the contrary, OREXIGEN shall at all times have the right to assume direction and control of the defense of any claim alleging infringement, misappropriation or violation of any patent, trade secret or other intellectual property right of any third party, provided that OREXIGEN will provide CILAG with a reasonable opportunity to review and consult from time to time concerning the strategy and action plan (including possibly pursuing one or more licenses as appropriate), and in such event CILAG shall cooperate and assist as requested in the defense of such claim and if OREXIGEN finds it necessary or desirable to join CILAG as a party, CILAG shall execute all papers or perform such other acts as may reasonably be required by OREXIGEN. Further, CILAG shall not settle or consent to the entry of any judgment with respect to any such claim, without OREXIGEN’s prior written consent.

9.4.	The indemnification rights provided for herein are in addition to, and not in substitution for, any and all remedies available to a Party under this Agreement or otherwise at law or in equity. Notwithstanding anything to the contrary in this Section 9, each Party may, and expressly reserves the right to, seek judicial relief from any court of competent jurisdiction in order to obtain an injunction or other equitable relief.

9.5.	IN NO EVENT SHALL ANY OF THE PARTIES HERETO BE RESPONSIBLE OR LIABLE TO THE OTHER UNDER ANY PROVISION OF THIS AGREEMENT OR UNDER ANY THEORY OF NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, OR EXEMPLARY DAMAGES OR LOST PROFITS. FOR THE PURPOSE OF CLARITY, NOTHING IN THIS SECTION IS INTENDED TO LIMIT THE INDEMNIFICATION OBLIGATIONS OF ANY PARTY WITH RESPECT TO THE CHARACTERIZATION OF ANY CLAIM BY A THIRD PARTY AS CONSEQUENTIAL, INDIRECT, SPECIAL, OR EXEMPLARY DAMAGES OR LOST PROFITS.

10.	ADVERSE EVENT REPORTING; COSTS AND EXPENSES OF RECALL

10.1.	OREXIGEN shall have sole control and responsibility for reporting all adverse events associated with the use of Finished Products in humans, whether expected or unexpected and whether or not considered drug related, including the following: (i) an adverse event occurring in the course of the use of a drug product in professional practice; (ii) an adverse event occurring from drug overdose whether accidental or intentional; (iii) an adverse event occurring from drug abuse; or (iv) an adverse event occurring from drug withdrawal; and any failure of expected pharmacological action (collectively, “Adverse Events”), with respect to the Finished Products, and responding to all Finished Product quality complaints and medical and technical inquiries, whether from lay persons, health care professionals and or Regulatory Agencies. Notwithstanding the foregoing, to the extent CILAG has an obligation to report any Adverse Events to any Regulatory Agencies it may do so provided it first provides written notice to OREXIGEN thereof and a copy of such report. CILAG agrees to consider in good faith any comments OREXIGEN has timely provided concerning such reports prior to CILAG’s submission of the same to the applicable Regulatory Agency. In the event CILAG (a) receives any information regarding any Adverse Event relating to Naltrexone Hydrochloride or any Finished Products or their manufacture, (b) receives any complaints relating, or potentially relating, to Naltrexone Hydrochloride or any Finished Products or their manufacture, (c) receives any medical or technical inquiry relating, or potentially relating, to Naltrexone Hydrochloride or any Finished Products or their manufacture, or (d) discovers or is notified of any material defect in Naltrexone Hydrochloride or any Finished Products, it shall (i) notify OREXIGEN within [***] ([***]) days thereof, and (ii) promptly conduct an investigation in accordance with its approved written procedures for the surveillance, receipt, evaluation, and reporting of complaints, inquiries or discoveries of that nature and report the results of such investigation to OREXIGEN promptly upon the completion thereof.

10.2.	OREXIGEN shall have sole control and responsibility for conducting all voluntary and involuntary recalls or other related action (collectively, “Recalls”) of units of any Finished Product; provided, however, that CILAG agrees to reimburse OREXIGEN for all of its reasonable costs and expenses incurred with respect to any Recalls arising out of any of the causes set forth in Sections 9.2.1 through 9.2.4. Further, in the event of any Recall of any Finished Products arising out of any of the causes set forth in Sections 9.2.1 through 9.2.4, OREXIGEN’s obligation to pay CILAG for Naltrexone Hydrochloride purchased hereunder shall cease. This Section 10 is intended to augment and not limit the indemnification provisions of Section 9 herein.

11.	TERM AND TERMINATION

11.1.	This Agreement shall commence on the Effective Date and shall continue in effect until the date that is four (4) years from the Qualification Date (the “Initial Term”), unless earlier terminated or extended in accordance with it terms. At least one year prior to the expiration of the Initial Term the Parties shall discuss the terms of the renewal term.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

11.2.	This Agreement may be terminated by (i) OREXIGEN upon [***] ([***]) days written notice to CILAG of a failure by CILAG to perform or observe any material covenant, condition or agreement to be performed or observed by it under this Agreement, unless such breach has been cured within the [***] ([***]) day notice period, and (ii) CILAG upon [***] ([***]) days written notice to OREXIGEN of a failure by OREXIGEN to perform or observe any material covenant, condition or agreement to be performed or observed by it under this Agreement, unless such breach has been cured within the [***] ([***]) day notice period; provided, that if the breach by OREXIGEN is a failure to pay an invoice when due (except as provided in Section 5.8), then the notice and cure period shall be [***] ([***]) days.

11.3.	OREXIGEN may terminate this Agreement effective immediately upon written notice to CILAG in the event that (a) CILAG dissolves, is declared insolvent or bankrupt by a court of competent jurisdiction; (b) a voluntary or involuntary petition of bankruptcy is filed in any court of competent jurisdiction by CILAG; or (c) this Agreement is assigned by CILAG for the benefit of creditors. CILAG may terminate this Agreement effective immediately upon written notice to OREXIGEN in the event that (a) OREXIGEN dissolves, is declared insolvent or bankrupt by a court of competent jurisdiction; (b) a voluntary or involuntary petition of bankruptcy is filed in any court of competent jurisdiction by OREXIGEN; or (c) this Agreement is assigned by OREXIGEN for the benefit of creditors.

11.4.	OREXIGEN may terminate this Agreement effective immediately upon written notice to CILAG in the event that (a) any Regulatory Agency takes any action, or raises any objection, that prevents OREXIGEN from importing, exporting, purchasing or selling either the Naltrexone Hydrochloride or the Finished Product; (b) the Finished Product fails during clinical trials and OREXIGEN withdraws its NDA; (c) OREXIGEN determines, in its sole discretion, to no longer pursue the development and/or commercialization of a Finished Product which contains Naltrexone Hydrochloride; or (d) a legal proceeding shall be instituted against CILAG, which is reasonably likely to materially adversely affect CILAG’s ability to properly perform under this Agreement or subject OREXIGEN to any material risk of liability or loss.

11.5.	In the event of termination of this Agreement by OREXIGEN pursuant to Section 11.4, OREXIGEN agrees to pay for previously placed orders of Naltrexone Hydrochloride but not yet delivered to OREXIGEN, provided that CILAG shall use reasonable commercial efforts to mitigate the amount of such payments by OREXIGEN, including, but not limited to, selling such Naltrexone Hydrochloride to other customers, and provided further that CILAG shall deliver Naltrexone Hydrochloride pursuant to such orders in accordance with this Agreement.

11.6.	The provisions of this Section 11 as to termination shall not limit or restrict the rights of any Party to seek remedies or take measures that may be otherwise available to it at law or equity in connection with the enforcement and performance of obligations under this Agreement.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

12.	NOTICES

Any and all notices required to be given under this Agreement will be in writing and effective upon receipt, sent by facsimile transmission, mailed postage prepaid by first-class certified or registered mail, or sent by express courier service, at the respective addresses, as follows:

IF TO OREXIGEN, TO:

Orexigen Therapeutics, Inc.

3344 N. Torrey Pines Court

Suite 200

La Jolla, CA 92037

Attention: Vice President of Technical Operations

Telephone Number: (858) 875-8600

Facsimile Number: (858) 875-8650

With a copy to:

Orexigen Therapeutics, Inc.

3344 N. Torrey Pines Court

Suite 200

La Jolla, CA 92037

Attention: General Counsel

Telephone Number: (858) 875-8600

Facsimile Number: (858) 875-8650

With an additional copy to (which shall not by itself constitute notice):

Latham & Watkins LLP

12636 High Bluff Drive, Suite 400

San Diego, CA 92130

Attention: Cheston J. Larson, Esq.

Telephone Number: (858) 523-5400

Facsimile Number: (858) 523-5450

IF TO CILAG, TO:

Cilag AG

Hochstrasse 201

8205 Schaffhaussen

Attention: General Manager Allied Business

Telephone Number: (052) 630-91-11

Facsimile Number: (052) 630-94-43

With a copy to:

Cilag AG

Hochstrasse 201

8205 SchaffhaussenSwitzerland

Attention: [Director Sales & Contract Administration

Telephone Number: (052) 630-91-11

Facsimile Number: (052) 630-94-43

13.	MISCELLANEOUS

13.1.	Force Majeure. In the event that any Party hereto is prevented from complying, either in whole or in part, with any of the terms or provisions of this Agreement by reason of fire, flood, storm, strike or lockout, riot, war, rebellion, lack or failure of transportation facilities, court order, accident, or Acts of God, and to the extent that the foregoing are beyond a Party’s reasonable control, then, unless conclusive evidence to the contrary is provided, upon written notice by the Party whose performance is so affected to the other, the requirements of this Agreement so affected (to the extent affected) shall be suspended during the period of, and only to the extent of, such disability. Said Party shall be excused by reason of said force majeure only so long as it is exercising its best efforts to overcome said reason. Notwithstanding the foregoing, if a force majeure event prevents a Party’s performance under this Agreement for an aggregate of more than [***] days, the other Party may terminate this Agreement upon written notice to the non-performing Party.

13.2.	Assurances. Each Party to this Agreement shall execute, acknowledge and deliver such further instruments and documents, and do all such other acts and things as may be required by law or as may be necessary or advisable to carry out the intents and purposes of this Agreement. The Parties will cooperate with each other and offer reasonable assistance in carrying out their respective responsibilities under this Agreement.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

13.3.	Dispute Resolution. Subject to Section 6.4, any dispute, controversy or claim arising under, out of or in connection with this Agreement, including any subsequent amendments, or the validity, enforceability, construction, performance or breach thereof (“Dispute”), shall be finally settled under the Rules for Commercial Dispute Resolution Procedures (“Rules”) of the American Arbitration Association (“AAA”) then in force on the date of commencement of the arbitration by three (3) arbitrators appointed in accordance with those Rules, provided that the arbitrators appointed have at least ten (10) years arbitration experience in the pharmaceutical industry; provided however if the Parties mutually agree, such arbitration may be conducted by a single mutually agreeable arbitrator. The award rendered shall be final and binding on the Parties. Judgment upon the award may be entered in any court having jurisdiction. The Parties agree that they will not request, and the arbitrators shall have no authority to award, punitive or exemplary damages against either Party. The costs of any arbitration, including administrative fees and fees of the arbitrators, shall be shared equally by the Parties and each Party shall bear the cost of its own attorneys’ and expert fees, provided that the arbitrator(s) shall have the discretion, to be exercised in accordance with applicable law, to allocate among the Parties the arbitrators’ fees and litigation costs, and the arbitrator(s) shall also have authority to shift any prevailing Party’s attorney’s fees to any non-prevailing Party. No Dispute under this Agreement shall be referred to Arbitration under this Section 13.3 until such Dispute has been presented to the respective presidents or senior executives of CILAG and OREXIGEN for their consideration and resolution.

13.4.	Governing Law. This Agreement shall be governed by and construed under the laws of the State of California, excluding its conflicts of law provisions.

13.5.	Severability. If any provision of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity, legality, or enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby unless the purposes of the Agreement cannot be achieved. In the event any provision shall be held invalid, illegal, or unenforceable the Parties shall use best efforts to substitute a valid, legal, and enforceable provision which insofar as practical implements the purposes hereof.

13.6.	No Assignment. No Party shall assign its rights and/or obligations under this Agreement without the prior written consent of the other Parties hereto, except that (a) OREXIGEN may assign this Agreement in connection with the transfer, license or sale of all or substantially all of its assets or business to which the subject matter of this Agreement relates or in connection with any merger, consolidation or reorganization, without CILAG’s prior written consent; and (b) CILAG may assign this Agreement in connection with the transfer, license or sale of all or substantially all of its assets or business to which the subject matter of this Agreement relates or in connection with any merger, consolidation or reorganization with OREXIGEN’s prior written consent, which consent in either case may not be unreasonably withheld.

13.7.	Waiver. No delay, waiver, omission or forbearance on the part of any Party to exercise any right, option, duty or power arising out of any breach or default by any other Party of any of the terms, provisions or covenants hereof, will constitute a waiver by such Party of its rights to enforce any such right, option, duties or power as against the other Party hereto, or its rights as to any subsequent breach or default by the other Party.

13.8.	Survival. Upon termination or expiration of this Agreement, the obligations of the Parties which by their nature should survive and the obligations under Sections 7-13 of this Agreement and under any existing confidentiality agreements between the Parties shall survive.

13.9.	Entire Agreement. This Agreement and the Schedules and Appendices attached hereto, the confidentiality agreements referenced in Section 13.8, the Quality Agreement and Purchase Order No. 1153 between the Parties dated January 2, 2008 constitute the full understanding and entire agreement between the Parties and supersede any and all prior oral or written understandings and agreements with respect to the subject matter hereof. No terms, conditions, understandings, or agreements purporting to modify, amend, waive or terminate this Agreement, or any provision hereof, shall be binding except by the execution of a writing specified to be an explicit amendment to this Agreement duly executed by the authorized signatories of the Parties hereto. No modification, waiver, termination, rescission, discharge or cancellation of any right or claim under this Agreement shall affect the right of any Party to enforce any other claim or right hereunder.

13.10.	Binding Agreement. Subject to Section 13.6, this Agreement shall be binding upon the Parties and their respective successors and permitted assigns and shall insure to the benefit of the Parties and their respective successors and permitted assigns.

13.11.	Headings. The headings used in this Agreement are for convenience of reference only and are not a part of the text hereof.

13.12.	Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which shall together constitute a single agreement.

[Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereby agree to the terms and conditions of this Agreement.

OREXIGEN THERAPEUTICS, INC.		CILAG GMBH INTERNATIONAL

By:	/s/ Walter Piskorski	By:	/s/ Heinz Schmid	/s/ Gilbert Eyer
Name:	Walter Piskorski	Name:	Heinz Schmid	Gilbert Eyer
Title:	VP Tech. Ops	Title:	General Manager	Finance Director

Date: January 29, 2009		Date: January 5, 2009

/s/ Graham Cooper
Graham Cooper
Chief Financial Officer

1/29/09

[SIGNATURE PAGE TO NALTREXONE HYDROCHLORIDE SUPPLY AGREEMENT]

LIST OF DEFINED TERMS

DEFINED TERM	SECTION
AAA	13.3
Act	8.1.1
Adverse Events	10.1
Agreement	Preamble
ANDA	2.3
Applicable Laws	8.1.1
[***]	5.5
cGMP	2.4
CILAG	Preamble
Commercial Launch	3.2
Damage	6.2
Disclosing Party	7.1
Disclosure	9.3
Dispute	13.3
DMF	2.1
Effective Date	Preamble
[***] Adjustment	5.3
Exclusivity Obligation	5.1
FDA	2.1
Finished Products	2.1
Firm Commitment	3.1
Firm Commitment Purchase Order	3.3
[***] Adjustment	5.3
Initial Term	11.1
NDA	2.3
Non-Obvious Damage	6.2
Obvious Damage	6.1
OREXIGEN	Preamble
OREXIGEN Indemnitees	9.2
Party	Preamble
Parties	Preamble
Price	5.2
Proceeding	9.3
Products	7.1
Proprietary Information	7.1
Purchase Order	1.2
Qualification Date	5.1
Quality Agreement	8.12
Recalls	10.2
Receiving Party	7.1

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Regulatory Agency	2.2
[***] Price Change	5.4
Representatives	7.3
Rolling Forecast	3.1
Rules	13.3
Second-Source Supplier	2.5
Specifications	2.1
[***] Price Change	5.4
Supplier Indemnitees	9.1

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SCHEDULE A

SPECIFICATIONS

1	[***]	[***]

2	[***]	[***]
2.1	[***]	[***]
2.2	[***]

3	[***]	[***]

4	[***]	[***]

5	[***]	[***]

6	[***]	[***]

7	[***]	[***]

8	[***]	[***]

9	[***]	[***]

10	[***]	[***]

11	[***]	[***]

12	[***]	[***]

13	[***]	[***]

14	[***]	[***]

15	[***]	[***]

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SCHEDULE B

PRICING AND SHIPPING TERMS

Freight Terms: CILAG shall make all necessary shipping arrangements to OREXIGEN’s designated facility, DDP (Incoterms 2000) OREXIGEN’s designated facility, freight prepaid.

Shipping Method: Air Freight

Price:

The initial Price, which shall be subject to adjustment in accordance with Section 5.3, shall be as follows:

[***]

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APPENDIX A

FORM OF PURCHASE ORDER